SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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CAPPIELLO-RUSHMORE TRUST

(Name of Registrant as Specified In Its Charter)

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[LOGO]	4922 Fairmont Avenue
Bethesda, MD 20814-6076
(301) 657-1500
(800) 343-3355
(301) 657-1518 - fax

January 22, 2001

Dear Cappiello-Rushmore Trust Shareholder:

Due to declining asset levels and relatively poor performance, the Trustees of the Cappiello-Rushmore Trust have determined to recommend to the shareholders to liquidate the Trust. As a result of the Trust's small and declining size, the Trust expenses are rising - unavoidably - to levels which make achievement of the Funds' investment objectives difficult, if not impossible. Accordingly, the Board has concluded that the continued operation of the Trust is not economically feasible or in the best interests of the Trust or its shareholders. The attached proxy statement details the proposed liquidation and the reasons why the Trustees urge you to vote to approve the liquidation.

In order to avoid the additional expense of further solicitation, please vote promptly (via mail, telephone or the internet). Thank you.

Sincerely,

/s/ Daniel L. O'Connor
Daniel L. O'Connor
President

CAPPIELLO-RUSHMORE TRUST
4922 Fairmont Avenue
Bethesda, Maryland 20814

NOTICE OF
SPECIAL MEETING OF SHAREHOLDERS
March 19, 2001

Dear Shareholders:

        A special meeting of the shareholders of Cappiello-Rushmore Trust (the "Trust") will be held on Monday, March 19, 2001, at 2:00 P.M. Eastern Time at the offices of the Trust, 4922 Fairmont Avenue, Bethesda, Maryland 20814, for the following purposes:

        (2) To approve or disapprove the Plan of Dissolution, Liquidation and Termination of the Trust (the "Plan"), which Plan was unanimously approved at a meeting of the Board of Trustees of the Trust (the "Board") held on December 12, 2000; and

        (3) To transact such other business as may properly come before the meeting.

        The Board has unanimously determined that a complete liquidation is in the best interests of the Trust and its shareholders. The Trust has less than $24,000,000in net assets, and the Board has concluded that the continued operation of the Trust at this size is not economically feasible or in the best interests of the Trust or its shareholders.

        WE STRONGLY URGE YOU TO APPROVE THE PLAN AT THIS TIME. Subject to receipt of the requisite shareholder approval, shareholders remaining in the Trust will receive a liquidation distribution, in cash, on or about March 30, 2001.

        You are entitled to vote at the meeting and any adjournments thereof if you owned shares of the Trust at the close of business on January 12, 2001, even if you no longer own Trust shares. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, after reading the enclosed material, please complete, date, sign and return the enclosed proxy in the enclosed postage paid envelope.

By Order of the Board of Trustees,

/s/ Stephenie E. Adams
Stephenie E. Adams,
Secretary

        THE TRUST WILL FURNISH, WITHOUT CHARGE, COPIES OF ITS MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE TRUST BY CALLING 1-800-343-3355 OR BY WRITING TO CAPPIELLO-RUSHMORE TRUST, 4922 FAIRMONT AVENUE, BETHESDA, MARYLAND 20814.

        IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY NO MATTER HOW MANY SHARES YOU OWN OR IF YOU NO LONGER OWN TRUST SHARES.

YOUR VOTE IS IMPORTANT.

CAPPIELLO-RUSHMORE TRUST
4922 Fairmont Avenue
Bethesda, Maryland 20814

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
March 19, 2001

        This document is a proxy statement for Cappiello-Rushmore Trust (the "Trust"), an open-end management investment company with authorized shares of beneficial interest ("shares"). This proxy statement, which will be mailed to the Trust's shareholders on or about January 24, 2001, is furnished in connection with the solicitation of proxies by the Board of Trustees of the Trust (the "Board") to be used at the Trust's Special Meeting of Shareholders and at any adjournments thereof (the "Meeting"). The Meeting will be held on Monday, March 19, 2001 at 2:00 p.m., Eastern Time at the offices of the Trust, 4922 Fairmont Avenue, Bethesda, Maryland 20814, for the purposes set forth in the Trust's Notice of Special Meeting.

        The cost of the Meeting and the solicitation of proxies will be paid by each of the portfolios of the Trust (each a "Fund" and collectively, the "Funds"). The principal solicitation of proxies will be by the mailing of this proxy statement, but proxies may also be solicited by telephone, telegraph, the Internet or in person by representatives of the Trust or its affiliates. Such representatives and employees will not receive additional compensation for solicitation activities.

        The persons named on the proxy card of the Trust will vote in accordance with the directions indicated thereon if your proxy card is received properly executed. If you properly execute your proxy card and give no voting instruction, your shares will be voted FOR the proposal set forth herein. Abstentions will be counted as present for purposes of determining a quorum, but as shares which have not voted. Broker non-votes (i.e., proxies received from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote the shares on a particular matter with respect to which the broker or nominees do not have discretionary power) will be treated the same as abstentions. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for the proposal. Proxies may be revoked at any time prior to their exercise by execution of a subsequent proxy card, by written notice to the Secretary of the Trust or by voting in person at the Meeting.

        Copies of the Trust's Annual Report for the year ended June 30, 2000, which includes audited financial statements, have heretofore been mailed to each of the shareholders of the Trust. THE TRUST WILL FURNISH WITHOUT CHARGE ADDITIONAL COPIES OF ITS ANNUAL REPORT TO ANY SHAREHOLDERS WHO REQUEST IT BY CALLING 1-800-343-3355. This report does not form any part of the proxy solicitation material.

        The approval of the liquidation of the assets and dissolution of the Trust pursuant to the provisions of the Plan of Dissolution, Liquidation and Termination of the Trust (the "Plan") as set forth in Exhibit A hereto, requires the affirmative vote of shareholders holding the lesser of (i) a majority of the voting securities of the Trust outstanding at the close of business on January 12, 2001 (the "Record Date"), voting in the aggregate without regard to class, in person or by proxy, or (ii) two-thirds or more of the voting securities outstanding on the Record Date, voting in the aggregate without regard to class, in person or by proxy, if the holders of more than fifty percent or more of the outstanding voting securities are present or represented by proxy at the Meeting.

        At the Meeting, the presence in person or by proxy of shareholders of the Trust entitled to cast at least one-third of the votes entitled to be cast, in the aggregate without regard to class, shall constitute a quorum for the transaction of business. In the event a quorum is not present, or in the event that a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies by the Trust may propose one or more adjournments of the Meeting to permit further solicitation of proxies.

        Shareholders of record at the close of business on the Record Date are entitled and encouraged to vote at the Meeting, even if they sold their Trust shares after the Record Date.

        Each full share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate fractional share of one vote. As of the Record Date, the Trust had outstanding 2,251,310.704 Shares. The persons who owned more than 5% of any class of the Trust's outstanding shares as of the Record Date to the knowledge of the Trust, are set forth in Exhibit B hereto. As of the date of this Proxy Statement, the Officers and Trustees of the Trust, as a group, owned, of record and beneficially, less than 1% of the outstanding shares of each Fund.

        Electronic Voting. Shareholders may give voting instructions via the Internet (www.proxyvote.com) or by touchtone telephone (1-800-690-6903) by following the instructions enclosed with the proxy card.

        Voting by Mail. In addition to voting in person at the Meeting, via the Internet, or by touchtone telephone, shareholders also may sign and mail the proxy card received with the proxy statement.

PROPOSAL TO LIQUIDATE THE ASSETS
AND DISSOLVE THE TRUST PURSUANT
TO THE PROVISIONS OF THE PLAN OF
DISSOLUTION, LIQUIDATION AND TERMINATION

The Liquidation in General

        The Trust proposes to liquidate the assets and dissolve the Trust pursuant to the provisions of the Plan as approved by the Board on December 12, 2000, when the Board determined that an orderly liquidation of the Trust's assets was in the best interests of the Trust and its shareholders. The Plan provides for the complete liquidation of all of the assets of the Trust. If the Plan is approved by the requisite shareholder vote, McCullough, Andrews & Cappiello, Inc. (the "Adviser"), whose principal location is 101 California Street, Suite 4250, San Francisco, California 94111, and who has an office at Greenspring Station, Suite 250, 10751 Falls Road, Lutherville, Maryland 21093, will undertake to liquidate the Trust's assets at market prices and on such terms and conditions as the Adviser shall determine to be reasonable and in the best interests of the Trust and its shareholders.

        In the event the Plan is not approved by the requisite shareholder vote, the Board will consider what other action should be taken.

Reasons for the Liquidation

        The Trust is a Delaware business trust organized on March 11, 1992. On June 26, 1992, the Trust changed its name from "The Rushmore Growth and Income Series Trust" to "Cappiello-Rushmore Trust." As of January 12, 2001, the Trust's net assets were approximately $5,585,212 for the Utility Income Fund, $12,565,648 for the Growth Fund, $5,139,515 for the Emerging Growth Fund and $461,226 for the Gold Fund.

        At a meeting of the Board held on October 26, 2000, representatives of the Trust's Adviser indicated a desire to relinquish responsibility for performing investment advisory services for the Trust. In addition, Frank Cappiello, President of the Adviser, resigned as a trustee and Chairman of the Board of the Trust. Peter DeAngelis and Dr. Peter Petersen, members of the Board, also resigned as trustees on such date.

        Subsequent to October 26, 2000, the officers and trustees of the Trust, as well as representatives of Rushmore Trust and Savings, FSB, the Trust's administrator, whose principal office is 4922 Fairmont Avenue, Bethesda, Maryland 20814, conducted discussions with several mutual fund organizations to explore the possibility of merging or otherwise consolidating the Funds with funds managed by such organizations or appointing investment advisers affiliated with such organizations as successor investment adviser to the Trust. None of such discussions resulted in any proposal by such other organizations to either assume investment advisory responsibilities or consolidate the Trust's portfolios with larger funds having similar investment objectives and policies as the Funds.

        As a result, at a meeting of the Board held on December 12, 2000, the Board determined that the continued operation of the Trust was not economically feasible or in the best interests of the Trust or its shareholders considering all relevant factors, including, without limitation:

        (1) Each of the Funds has been unable to attain a level of assets that would enable it to absorb all the expenses of its operations and offer a competitive return. As a general matter, funds that are relatively small in size tend to be inefficient for shareholders, such funds may have higher expense ratios and less investment flexibility and, as a result, may produce lower returns over the long term.

        (2) The Gold Fund has been closed to new investments since March 10, 1998 and the Board has determined to cease accepting new purchases in the remaining Funds effective January 2, 2001.

        (3) As reported in the Prospectus Supplement dated December 19, 2000, the Trust entered into a new Administrative Services Agreement with Rushmore Trust and Savings, FSB, on behalf of each of the Funds. Although the new agreement is similar in terms of scope of services and fee levels, due to certain minimum fee levels and the declining asset base of each of the Funds, the expenses have increased significantly as a percentage of net assets for each of the Funds. The Board of Trustees anticipate that these expenses will continue to rise and will substantially reduce, if not eliminate, any positive investment returns that may otherwise be obtained.

        Accordingly, the Board of Trustees unanimously concluded that the only viable option for the Trust is prompt liquidation and termination. Absent such liquidation and termination, the Board does not believe that the Funds will be able to continue to operate without incurring substantial expense.

        The Board, including all of the Trustees who are not "interested persons" of the Trust (as that term is defined in the Investment Company Act of 1940, as amended), then unanimously adopted resolutions approving the Plan, declaring the proposed liquidation and dissolution advisable and directing that it be submitted to the shareholders for consideration. In connection with the proposal, the Funds will bear the costs associated with the liquidation of the Trust.

        The liquidation of the assets and termination of the Trust will have the effect of permitting the Trust's shareholders to invest the distributions to be received by them upon the Trust's liquidation in investment vehicles of their own choice. Investors who desire the continued use of a managed investment such as a mutual fund may obtain prospectuses for other Rushmore funds by calling, toll free, 1-800-343-3355.

        In the event that the shareholders do not approve the Plan, the Board will continue to search for other alternatives for the Trust.

Plan of Dissolution, Liquidation and Termination of the Trust

        The Plan provides for the complete liquidation of all of the assets of the Trust. If the Plan is approved, the Adviser will undertake to liquidate the Trust's assets at market prices and on such terms and conditions as the Adviser shall determine to be reasonable and in the best interests of the Trust and its shareholders.

Liquidation Value

        If the Plan is adopted by the Trust's shareholders at the Meeting, as soon as practicable after the consummation of the sale of all of the Trust's portfolio securities and the payment of all of the Trust's known liabilities and obligations, each Trust shareholder will receive a distribution in an amount equal to the net asset value per share, as determined in accordance with the registration statement (the "NAV Liquidation Distribution"). Shareholders may also receive previously declared and unpaid dividends and distributions with respect to each of the shareholder's shares of the Trust (together with the NAV Liquidation Distribution, the "Liquidation Distribution").

Federal Income Tax Consequences

        The following summary provides general information with regard to the federal income tax consequences to shareholders on receipt of the Liquidation Distribution from the Trust pursuant to the provisions of the Plan. This summary also discusses the effect of federal income tax provisions on the Trust resulting from its liquidation and dissolution; however, the Trust has not sought a ruling from the Internal Revenue Service (the "Service") with respect to the liquidation of the Trust. This summary is based on the tax laws and regulations in effect on the date of this proxy statement, all of which are subject to change by legislative or administrative action, possibly with retroactive effect.

        This summary does not address the particular federal income tax consequences which may apply to certain shareholders such as trusts, estates, tax exempt organizations, non-resident aliens or other foreign investors or shareholders holding their shares through tax-advantaged accounts. This summary does not address state or local tax consequences. The tax consequences discussed herein may affect shareholders differently depending on their particular tax situations unrelated to the Liquidation Distribution, and accordingly, this summary is not a substitute for careful tax planning on an individual basis. SHAREHOLDERS MAY WISH TO CONSULT THEIR PERSONAL TAX ADVISERS CONCERNING THEIR PARTICULAR TAX SITUATIONS AND THE IMPACT THEREON OF RECEIVING THE LIQUIDATION DISTRIBUTION AS DISCUSSED HEREIN. The receipt of the Liquidation Distribution may result in tax consequences that are unanticipated by shareholders.

        As discussed above, pursuant to the Plan, the Trust will sell its assets, distribute the proceeds to its shareholders and dissolve. The Trust anticipates that it will retain its qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), during the liquidation period and, therefore, will not be taxed on any of its net income from the sale of its assets.

        For federal income tax purposes, a shareholder's receipt of the NAV Liquidation Distribution will be a taxable event in which the shareholder will be viewed as having sold its shares of the Trust in exchange for an amount equal to the NAV Liquidation Distribution that it receives. Each shareholder will recognize gain or loss measured by the difference between the adjusted tax basis in its shares and the aggregate NAV Liquidation Distribution received from the Trust. If the shares are held as a capital asset, the gain or loss will be characterized as a capital gain or loss. Generally, a capital gain or loss attributable to shares held for more than one year will constitute a long-term capital gain or loss, while a capital gain or loss attributable to shares held for not more than one year will constitute a short-term capital gain or loss.

        If a shareholder has failed to furnish a correct taxpayer identification number or has failed to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to "backup withholding," the shareholder may be subject to a 31% backup withholding tax with respect to taxable proceeds received as part of the Liquidation Distribution. An individual's taxpayer identification number is his or her social security number. Certain shareholders specified in the Code may be exempt from backup withholding. The backup withholding tax is not an additional tax and may be credited against a taxpayer's federal income tax liability.

Liquidation Distribution

        At present, the date on which the Trust will be liquidated and on which the Trust will pay Liquidation Distributions to its shareholders is uncertain, but it is anticipated that if the Plan is adopted by the shareholders such liquidation would occur on or about March 30, 2001 (the "Liquidation Date"). Shareholders holding Trust shares as of the close of business on the business day preceding the Liquidation Date will receive their Liquidation Distribution on the Liquidation Date without any further action on their part.

        The right of a shareholder to redeem his or her shares of the Trust at any time has not been impaired by the proposal to liquidate the assets and dissolve the Trust and the adoption of the Plan. Therefore, a shareholder may redeem shares in accordance with redemption procedures set forth in the Trust's current Prospectuses and Statement of Additional Information without the necessity of waiting for the Trust to take any action. The Trust does not impose any redemption charges.

Conclusion

        THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSED LIQUIDATION OF ASSETS AND DISSOLUTION OF THE TRUST PURSUANT TO THE PROVISIONS OF THE PLAN OF DISSOLUTION, LIQUIDATION AND TERMINATION .

OTHER MATTERS

        The Board does not know of any matters to be presented at the Meeting other than that set forth in this Proxy Statement. If any other business should come before the Meeting, the persons named as proxies in the accompanying proxy will vote thereon in accordance with their best judgment.

* * * * * * * * * * * * *

SHAREHOLDER PROPOSALS

        As a general matter, the Trust does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders (assuming that the Trust is not liquidated as proposed) should send their written proposals to the Secretary of Cappiello-Rushmore Trust, 4922 Fairmont Avenue, Bethesda, Maryland 20814. Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for the Trust's meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN YOUR PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS NECESSARY.

By Order of the Board of Trustees,

/s/ Stephenie E. Adams

Stephenie E. Adams,
Secretary

Bethesda, Maryland
January 22, 2001

EXHIBIT A

PLAN OF DISSOLUTION, LIQUIDATION AND TERMINATION

OF

CAPPIELLO-RUSHMORE TRUST

        Cappiello-Rushmore Trust, a Delaware business trust (the "Trust"), shall proceed to a complete liquidation of the Trust according to the procedures set forth in this Plan of Dissolution, Liquidation and Termination (the "Plan"). The Plan has been approved by the Board of Trustees of the Trust (the "Board") as being advisable and in the best interests of the Trust and its shareholders. The Board has directed that this Plan be submitted to the holders of the outstanding voting shares of the Trust (each a "Shareholder" and, collectively, the "Shareholders"), voting in the aggregate without regard to class, for their adoption or rejection at a special meeting of shareholders and has authorized the distribution of a Proxy Statement (the "Proxy Statement") in connection with the solicitation of proxies for such meeting. Upon Shareholder approval of the Plan, the Trust shall voluntarily dissolve and completely liquidate in accordance with the requirements of the Delaware Trust Act (the "DTA") and the Internal Revenue Code of 1986, as amended (the "Code"), as follows:

        (1) Adoption of Plan. The effective date of the Plan (the "Effective Date") shall be the date on which the Plan is adopted by the Shareholders.

        (2) Liquidation and Distribution of Assets. As soon as practicable after the Effective Date and by March 30, 2001 (the "Liquidation Period"), or as soon thereafter as practicable depending on market conditions and consistent with the terms of this Plan, the Trust and the Trust's investment adviser, McCullough, Andrews & Cappiello, Inc., shall have the authority to engage in such transactions as may be appropriate for the Trust's liquidation and dissolution, including, without limitation, the consummation of the transactions described in the Proxy Statement.

        (3) Provisions for Liabilities. The Trust shall pay or discharge or set aside a reserve Trust for, or otherwise provide for the payment or discharge of, any liabilities and obligations, including, without limitation, contingent liabilities.

        (4) Distribution to Shareholders. As soon as practicable after the Effective Date, the Trust shall liquidate and distribute pro rata on the date of liquidation (the "Liquidation Date") to its shareholders of record as of the close of business on the business day preceding the Liquidation Date all of the remaining assets of the Trust in complete cancellation and redemption of all the outstanding shares of the Trust, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Trust on the Trust's books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Trust on the Trust's books.

        (5) Notice of Liquidation. As soon as practicable after the Effective Date, the Trust shall mail notice to the appropriate parties that this Plan has been approved by the Board and the Shareholders and that the Trust will be liquidating its assets, to the extent such notice is required under the DTA.

        (6) Articles of Dissolution. Subject to shareholder approval, within the Liquidation Period and pursuant to the DTA, the Trust shall prepare and file Articles of Dissolution (the "Articles") with and for acceptance by the Delaware Secretary of State.

        (7) Amendment or Abandonment of Plan. The Board may modify or amend this Plan at any time without Shareholder approval if it determines that such action would be advisable and in the best interests of the Trust and its Shareholders. If any amendment or modification appears necessary and in the judgment of the Board will materially and adversely affect the interests of the Shareholders, such an amendment or modification will be submitted to the Shareholders for approval. In addition, the Board may abandon this Plan without Shareholder approval at any time prior to the filing of the Articles if it determines that abandonment would be advisable and in the best interests of the Trust and its Shareholders.

        (8) Powers of Board and Officers. The Board and the officers of the Trust are authorized to approve such changes to the terms of any of the transactions referred to herein, to interpret any of the provisions of this Plan, and to make, execute and deliver such other agreements, conveyances, assignments, transfers, certificates and other documents and take such other action as the Board and the officers of the Trust deem necessary or desirable in order to carry out the provisions of this Plan and effect the complete liquidation and dissolution of the Trust in accordance with the Code and the DTA, including, without limitation, filing of a Form N-8F with the Securities and Exchange Commission, withdrawing any state registrations of the Trust and/or its shares, withdrawing any qualification to conduct business in any state in which the Trust is so qualified and the preparation and filing of any tax returns.

        (9) Termination of Business Operations. As soon as practicable upon adoption of this Plan, the Trust shall cease to conduct business except as shall be necessary in connection with the effectuation of its liquidation and dissolution.

        (10) Expenses. The expenses of carrying out the terms of this Plan shall be borne by the Funds, whether or not the liquidation contemplated by this Plan is effected.

EXHIBIT B

CAPPIELLO-RUSHMORE TRUST
OWNERS OF MORE THAN
5% OF THE OUTSTANDING SHARES
OF A CLASS OF THE TRUST
AS OF JANUARY 12, 2001

Fund	Shares Outstanding	Controlling Party or Principal Holder of Securities Address	% Beneficially Owned
Utility Income Fund	556,295.997	Charles Schwab & Co., Inc. 101 California Street San Francisco, CA 94101	34.278%
		National Investor Services Corp 55 Water Street New York, NY 10041	5.324%
Growth Fund	904,654.257	Charles Schwab & Co., Inc. 101 California Street San Francisco, CA 94101	18.919%
		National Investor Services Corp 55 Water Street New York, NY 10041	5.356%
Emerging Growth Fund	632,945.225	Charles Schwab & Co., Inc. 101 California Street San Francisco, CA 94101	29.551%
		National Investor Services Corp 55 Water Street New York, NY 10041	5.593%
Gold Fund	157,415.225	Charles Schwab & Co., Inc. 101 California Street San Francisco, CA 94101	26.536%

[PROXY CARD]

[LOGO]
Cappiello-Rushmore Trust
4922 Fairmont Avenue
Bethesda, Maryland 20814

CAPPIELLO-RUSHMORE TRUST

PROXY SOLICITED BY THE BOARD OF TRUSTEES

I hereby instruct Stephenie E. Adams and Edward J. Karpowicz, and each of them, with full power of substitution, to vote, as indicated, the shares of Cappiello-Rushmore Trust (the "Trust") as to which I am entitled to vote, as shown below, at a Special Meeting of the Shareholders of the Trust (the "Meeting") to be held on March 19, 2001 at 2:00 P.M., Eastern Time at the offices of the Trust, 4922 Fairmont Avenue, Bethesda, Maryland 20814, and any adjournments thereof.

I hereby revoke any and all proxies previously given by me with respect to such shares. I acknowledge receipt of the Proxy Statement dated January 22, 2001.

VOTE THIS PROXY CARD TODAY

YOUR PROMPT RESPONSE WILL SAVE THE EXPENSE OF ADDITIONAL MAILINGS

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
PROMPTLY IN THE ENCLOSED ENVELOPE.

To vote by telephone:
1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call 1-800-690-6903.
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.
To vote by Internet:
1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:       KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD ONLY VALID WHEN SIGNED AND DATED.

CAPPIELLO-RUSHMORE TRUST

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no specification is made, this proxy will be voted "for" the proposal.

Vote on Proposal

This instruction may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Trust or by voting in person at the Meeting.

	For	Against	Abstain
1) Proposal to liquidate and dissolve the Trust pursuant to the provisions of the Plan of Dissolution, Liquidation and Termination.	[ ]	[ ]	[ ]

2) The transaction of such other business as may property come before the Meeting or any adjournments thereof.

Please be sure to sign and date this Proxy.

Your signature(s) should be exactly as the name or names appear(s) on this proxy card. If the individual signing the proxy card is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his full title.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (PLEASE SIGN WITHIN BOX)	Date